                                                       REGISTRATION NO. 33-
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- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------

                         MONTGOMERY WARD HOLDING CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                               36-3571585
        (STATE OF INCORPORATION)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

         MONTGOMERY WARD PLAZA

           CHICAGO, ILLINOIS                           60671-0042
   (ADDRESS OF REGISTRANT'S PRINCIPAL                  (ZIP CODE)
           EXECUTIVE OFFICES)

                               ----------------

                      MONTGOMERY WARD & CO., INCORPORATED
                              STOCK OWNERSHIP PLAN
                            (FULL TITLE OF THE PLAN)

                               ----------------

                             SPENCER H. HEINE, ESQ.
            EXECUTIVE VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                         MONTGOMERY WARD HOLDING CORP.
                             MONTGOMERY WARD PLAZA
                          CHICAGO, ILLINOIS 60671-0042
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                 (312) 467-2000
         (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                               ----------------

                                   COPIES TO:
                               JOHN E. LOWE, ESQ.
                                ALTHEIMER & GRAY
                             10 SOUTH WACKER DRIVE
                                   SUITE 4000
                            CHICAGO, ILLINOIS 60606
                                 (312) 715-4000

                               ----------------

                        CALCULATION OF REGISTRATION FEE
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
                                                                  PROPOSED
                                                   PROPOSED       MAXIMUM
                                                   MAXIMUM       AGGREGATE     AMOUNT OF
       TITLE OF SECURITIES          AMOUNT TO   OFFERING PRICE OFFERING PRICE REGISTRATION
        TO BE REGISTERED          BE REGISTERED PER SHARE (1)       (1)         FEE (1)
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
Montgomery Ward Holding Corp.
 Class A Common Stock, Series 3,    2,000,000
 $.01 par value..................    Shares         $26.50      $53,000,000    $18,275.99
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Voting Trust Certificates repre-
 senting such Shares of Class A     2,000,000
 Common Stock, Series 3.......... Certificates
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
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(1) Estimated solely for purposes of calculating registration fee, pursuant to
    Rule 457(h), on the basis of the value of the Registrant's Class A Common Stock, Series 3, on December 27, 1994. The registration fee for the Registrant's Class A Common Stock, Series 1, and Class A Common Stock, Series 2, covered under the Prospectus which constitutes Part I of this Registration Statement, was paid on June 13, 1991, upon the filing of the Registrant's Registration Statement on Form S-1 (Registration No. 33-41161).

                               ----------------

  THE PROSPECTUS, WHICH CONSTITUTES PART I OF THIS REGISTRATION STATEMENT, ALSO CONSTITUTES PART I OF THE REGISTRANT'S POST EFFECTIVE AMENDMENT ON FORM S-8 TO FORM S-1 REGISTRATION STATEMENT (REGISTRATION NO. 33-41161) WHICH IS SPECIFICALLY INCORPORATED HEREIN BY REFERENCE.

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

            MONTGOMERY WARD & CO., INCORPORATED STOCK OWNERSHIP PLAN

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

  Pursuant to Instruction E of Form S-8, the contents of the Post Effective Amendment on Form S-8 to Form S-1 Registration Statement, Registration No. 33-41161, which was filed by Montgomery Ward Holding Corp. (the "Company") with the Securities and Exchange Commission ("Commission") on June 15, 1992, are specifically incorporated herein by reference, including all exhibits thereto, all documents incorporated therein by reference and all exhibits to such documents, except as indicated otherwise under Item 8 hereof.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

  The validity of the shares of Class A Common Stock, Series 3, and the Voting Trust Certificates registered hereby is being passed upon for the Company by Altheimer & Gray, Chicago, Illinois. A limited partnership consisting of certain members of such firm owns 294,250 shares of Class A Common Stock, Series 1 ("Series 1 Shares"). Myron Lieberman, a director of the Company and a senior partner in Altheimer & Gray, is the sole general partner of such limited partnership. Mr. Lieberman also holds 16,849 Series 1 Shares in his own name. Additionally, Mr. Lieberman is the beneficial owner of 2,200,000 Series 1 Shares as trustee of a trust for the benefit of Bernard F. Brennan's family. Mr. Brennan is currently Chairman of the Board and Chief Executive Officer of the Company. In addition, certain partners of Altheimer & Gray hold options to purchase shares of Class A Common Stock, Series 2, which they received as associates of the Company.

ITEM 8. EXHIBITS

     EXHIBIT
     NUMBER                              DESCRIPTION
     -------                             -----------
     4.(a)   Third Restated Certificate of Incorporation of the Company, filed
             June 28, 1994, incorporated by reference to Exhibit 3.2(iii) of the Company's Registration Statement on Form S-1 (Registration No.
             33-33252).
       (b)   Certificate of Amendment to Certificate of Incorporation of the
             Company, filed with the State of Delaware on October 25, 1994, incorporated by reference to Exhibit 3.2(iv) of the Company's
             Quarterly Report on Form 10-Q for the quarter ended October 1,
             1994.
       (c)   Voting Trust Agreement dated as of June 21, 1988, incorporated by reference to Annex 2 of the Prospectus contained in the Company's
             Registration Statement on Form S-1 (Registration No. 33-33252).
       (d)   Voting Trust Agreement dated as of October 21, 1994, incorporated by reference to Exhibit 9.(i) of the Company's Quarterly Report on
             Form 10-Q for the quarter ended October 1, 1994.
       (e)   Stockholders' Agreement dated as of June 17, 1988, as amended through December 27, 1994, and as proposed to be amended and restated as of such date.
       (f)   Montgomery Ward & Co., Incorporated Stock Ownership Plan Terms and
             Conditions, as amended through December 27, 1994, and as proposed to be amended and restated as of such date.
       (g)   Montgomery Ward & Co., Incorporated Stock Ownership Plan, as
             amended and restated May 20, 1994, incorporated by reference to
             Exhibit 10.(iv)(A)(ii)(a) of the Company's Registration Statement
             on Form S-1 (Registration No. 33-33252).

     EXHIBIT
     NUMBER                              DESCRIPTION
     -------                             -----------
        (h)  Amendment to Montgomery Ward & Co., Incorporated Stock Ownership
             Plan, dated October 20, 1994, incorporated by reference to Exhibit
             10.(iv)(A)(iii) of the Company's Quarterly Report on Form 10-Q for
             the quarter ended October 1, 1994.
        (i)  Amended and Restated By-laws of the Company, dated April 15, 1994, incorporated by reference to Exhibit 3.2(iii) of the Company's
             Registration Statement on Form S-1 (Registration No. 33-33252).
        (j)  Amendment No. 1 to Restated By-laws of the Company, dated
             September 21, 1994, incorporated by reference to Exhibit 3.3(i) of the Company's Quarterly Report on Form 10-Q for the quarter ended
             October 1, 1994.
      5.     Opinion of Counsel.
     15.     Not applicable.
     23.     Consents of Experts and Counsel.
        (a)  Consent of Arthur Andersen LLP
        (b)  The consent of Altheimer & Gray is included in that firm's opinion filed as Exhibit 5 hereto.
     24.     Powers of attorney executed by the following Directors and
             Officers of Montgomery Ward Holding Corp. authorizing execution of the Registration Statement on Form S-8:
        (a)  Bernard F. Brennan
        (b)  Bernard W. Andrews
        (c)  Richard Bergel
        (d)  Spencer H. Heine
        (e)  Myron Lieberman
        (f)  G. Joseph Reddington
        (g)  Silas S. Cathcart
        (h)  David D. Ekedahl
        (i)  Denis J. Nayden
        (j)  James A. Parke
     27.     Not applicable.
     28.     Not applicable.
     99.     Not applicable.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON DECEMBER 27, 1994.

                                          Montgomery Ward Holding Corp.

                                                  /s/ John L. Workman
                                          By___________________________________
                                                      John L. Workman
                                               Executive Vice President and
                                                  Chief Financial Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON DECEMBER 27, 1994.

                 SIGNATURE                                     TITLE
                 ---------                                     -----

                                            Chairman and Chief Executive Officer, and a
___________________________________________   Director (principal executive officer)
            Bernard F. Brennan*

          /s/ John L. Workman               Executive Vice President and Chief
___________________________________________   Financial Officer (principal financial
              John L. Workman                 officer and principal accounting officer)

                                            Director
___________________________________________
            Bernard W. Andrews*

                                            Director
___________________________________________
              Richard Bergel*

                                            Director
___________________________________________
             Spencer H. Heine*

                                            Director
___________________________________________
             Myron Lieberman*

                                            Director
___________________________________________
           G. Joseph Reddington*

                                            Director
___________________________________________
            Silas S. Cathcart*

                                            Director
___________________________________________
             David D. Ekedahl*

                                            Director
___________________________________________
             Denis J. Nayden*

                                            Director
___________________________________________
              James A. Parke*

       /s/ John L. Workman
*By__________________________________
           John L. Workman
          Attorney-in-Fact

                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER                            DESCRIPTION                             PAGE
 -------                           -----------                             ----
  4.(a)  Third Restated Certificate of Incorporation of the Company,
         filed June 28, 1994, incorporated by reference to Exhibit
         3.2(iii) of the Company's Registration Statement on Form S-1
         (Registration No. 33-33252).
    (b)  Certificate of Amendment to Certificate of Incorporation of the
         Company filed with the State of Delaware on October 25, 1994, incorporated by reference to Exhibit 3.2(iv) of the Company's
         Quarterly Report on Form 10-Q for the quarter ended October 1,
         1994.
    (c)  Voting Trust Agreement dated as of June 21, 1988, incorporated by reference to Annex 2 of the Prospectus contained in the
         Company's Registration Statement on Form S-1 (Registration No.
         33-33252).
    (d)  Voting Trust Agreement dated as of October 21, 1994,
         incorporated by reference to Exhibit 9.(i) of the Company's
         Quarterly Report on Form 10-Q for the quarter ended October 1,
         1994.
    (e)  Stockholders' Agreement dated as of June 17, 1988, as amended through December 27, 1994, and as proposed to be amended and restated as of such date.
    (f)  Montgomery Ward & Co., Incorporated Stock Ownership Plan Terms
         and Conditions, as amended through December 27, 1994, and as proposed to be amended and restated as of such date.
    (g)  Montgomery Ward & Co., Incorporated Stock Ownership Plan, as
         amended and restated May 20, 1994, incorporated by reference to
         Exhibit 10.(iv)(A)(ii)(a) of the Company's Registration
         Statement on Form S-1 (Registration No. 33-33252).
    (h)  Amendment to Montgomery Ward & Co., Incorporated Stock
         Ownership Plan, dated October 20, 1994, incorporated by
         reference to Exhibit 10.(iv)(A)(iii) of the Company's Quarterly
         Report on Form 10-Q for the quarter ended October 1, 1994.
    (i)  Amended and Restated By-laws of the Company, dated April 15,
         1994, incorporated by reference to Exhibit 3.2(iii) of the
         Company's Registration Statement on Form S-1 (Registration No.
         33-33252).
    (j)  Amendment No. 1 to Restated By-laws of the Company, dated
         September 21, 1994, incorporated by reference to Exhibit 3.3(i)
         of the Company's Quarterly Report on Form 10-Q for the quarter ended October 1, 1994.


  5.     Opinion of Counsel.
 15.     Not applicable.
 23.     Consents of Experts and Counsel.
    (a)  Consent of Arthur Andersen LLP
    (b) The consent of Altheimer & Gray is included in that firm's opinion filed as Exhibit 5 hereto.

 EXHIBIT
 NUMBER                            DESCRIPTION                             PAGE
 -------                           -----------                             ----
 24.     Powers of attorney executed by the following Directors and
         Officers of Montgomery Ward Holding Corp. authorizing execution of the Registration Statement on Form S-8:
   (a)   Bernard F. Brennan
   (b)   Bernard W. Andrews
   (c)   Richard Bergel
   (d)   Spencer H. Heine
   (e)   Myron Lieberman
   (f)   G. Joseph Reddington
   (g)   Silas S. Cathcart
   (h)   David D. Ekedahl
   (i)   Denis J. Nayden
   (j)   James A. Parke
 27.     Not applicable.
 28.     Not applicable.
 99.     Not applicable.